SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 22, 2008

                            Timberland Bancorp, Inc.
            (Exact name of registrant as specified in its charter)

       Washington                 0-23333                 91-1863696
---------------------------      ----------            ---------------
State or other jurisdiction      Commission            (I.R.S. Employer
Of incorporation                 File Number         Identification No.)


624 Simpson Avenue, Hoquiam, Washington                      98550
-------------------------------------------                 -------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number (including area code) (360) 533-4747


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events
----------------------

     On February 22, 2008, Timberland Bancorp, Inc. issued a press release announcing the completion of its previously announced stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------
        (c)    Exhibits

        99.1   Press Release of Timberland Bancorp, Inc. dated February 22,
               2008

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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   TIMBERLAND BANCORP,INC.


DATE:  February 22, 2008           By: /s/Dean J. Brydon
                                       -------------------------
                                       Dean J. Brydon
                                       Chief Financial Officer



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                               Exhibit 99.1

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                   PRESS RELEASE: FOR IMMEDIATE PUBLICATION
                   ----------------------------------------
                   For further information contact:  Michael Sand, President &
                                                      CEO
                                                     Dean Brydon, Chief
                                                      Financial Officer
                                                     At (360) 533-4747

           Timberland Bancorp, Inc. Completes Stock Repurchase Program

HOQUIAM, WA - February 22, 2008 - Timberland Bancorp, Inc. (Nasdaq: TSBK) announced today the completion of its previously announced stock repurchase program. The Company repurchased 5% of its outstanding common shares, or 356,950 shares, at an average price of $15.82 per share.

Cumulatively, Timberland has repurchased 7.8 million shares, or 59%, of the
13.2 million shares that were issued in its initial public offering in January 1998 at an average price of $8.98 per share.

Timberland Bancorp, Inc. is the holding company for Timberland Bank, which operates 21 full-service offices in Grays Harbor, Thurston, Pierce, King, Kitsap, and Lewis Counties of Washington State.

Disclaimer
----------
This report contains certain "forward-looking statements." The Company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is including this statement for the express purpose of availing itself of the protection of such safe harbor with forward looking statements. These forward-looking statements may describe future plans or strategies and include the Company's expectations of future financial results. Forward-looking statements are subject to a number of risks and uncertainties that might cause actual results to differ materially from stated objectives. These risk factors include but are not limited to the effect of interest rate changes, competition in the financial services market for both deposits and loans as well as regional and general economic conditions. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements. The Company's ability to predict results or the effect of future plans or strategies is inherently uncertain and undue reliance should not be placed on such statements.




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